Exhibit 10.  Material Contracts - Revised Employee Agreements

                      FIRST FEDERAL SAVINGS BANK OF IOWA
               AMENDED AND RESTATED EMPLOYEE RETENTION AGREEMENT


     This Agreement is made effective as of March 20, 1998 by and between First Federal Savings Bank of Iowa, a federally chartered savings institution, with its principal administrative office at 825 Central Avenue, Fort Dodge, Iowa 50501 (the "Bank"), and Kirk A. Yung (the "Executive").

     WHEREAS, the Bank and the Executive are parties to an Employee Retention Agreement made and entered into as of the 20th day of March, 1996 ("Prior Agreement"); and

     WHEREAS, the Bank and the Executive desire to amend and restate the Prior Agreement in its entirety as set forth herein; and

     WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Bank on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


1.   POSITION AND RESPONSIBILITIES

     During the period of his employment hereunder, Executive agrees to serve as Senior Vice President of the Bank. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Bank.


2.   TERMS AND DUTIES

     (a) The period of Executive's employment under this Agreement shall begin as of the date first above written and shall continue for a period of thirty-six
(36) full calendar months thereafter. Prior to each anniversary date of this Agreement, the members of the Board of Directors of the Bank ("Board") will conduct a comprehensive performance evaluation and review of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. If the Board determines to extend the Agreement and the Executive agrees to such extension, the Executive's period of employment shall be extended for an additional year such that the remaining term shall be three (3) years from the upcoming anniversary date. If the Board does not determine to extend the Agreement or if the Executive does not agree to a proposed extension, the Agreement shall expire at the end of the term then in effect.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Bank; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially adversely affect the performance of Executive's duties pursuant to this Agreement.

3.   COMPENSATION AND REIMBURSEMENT

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in section 2(b). The Bank shall pay Executive as compensation a salary at an annualized rate of not less than SIXTY-ONE THOUSAND DOLLARS ($61,000) per year ("Base Salary"). Such Base Salary shall be payable monthly, on the first day of each month, or in accordance with the Bank's customary payroll practices in effect from time to time for other similarly situated employees. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Bank shall provide Executive with all such other benefits as are provided uniformly to full-time employees of the Bank, subject to and upon the same terms and conditions generally applicable to full-time employees.

     (b) The Bank will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit form immediately prior to the beginning of the term of this Agreement. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.

4.   PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

     The provisions of this Section shall in all respects be subject to the terms and conditions stated in Sections 7 and 14.

     (a) The provisions of this Section shall apply upon the occurrence of an Event of Termination (as herein defined) during any portion of the Executive's term of employment under this Agreement that follows a Change in Control. As used in this Agreement, an "Event of Termination" shall mean and include any termination by the Bank of Executive's full-time employment hereunder for any reason other than a Termination for Cause as defined in Section 6 hereof and any termination of employment by the Executive within sixty (60) days following any material reduction in his compensation and benefits from the levels in effect immediately prior to the Change in Control or any material adverse change in the Executive's position, duties, authority or terms and conditions of employment from those in effect immediately prior to the Change in Control. In the event of a continuing breach of this Agreement by the Bank, the Executive shall not waive any of his rights under this Agreement by virtue of the fact that the Executive is engaged in good faith discussions to resolve such breach.

     (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 7, the Bank shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of the payments due for the remaining term of the Agreement or 3 times the average of aggregate of the Executive's Base Salary plus bonus and other cash compensation paid to, plus the amount of all determinable contributions made to or under any employee benefit plan on behalf of, the Executive by the Bank during the period of five (5) years ending on the Date of Termination; provided, however, that if the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Bank is in capital compliance.

     (c) Upon the occurrence of an Event of Termination, the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive prior to his termination, provided that such benefits shall not be provided in the event they should constitute an unsafe or unsound banking practice relating to executive compensation and employment contracts pursuant to 12 C.F.R. (S)(S) 563.39 and 563.161, as is now or hereafter in effect. Such coverage shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination.

     (d) Upon the occurrence of an Event of Termination, Executive will be entitled to any benefits granted to him pursuant to any stock option plan of the Bank or Company.

     (e) Upon the occurrence of an Event of Termination, the Executive will be entitled to any benefits awarded to him under any restricted stock plan of the Bank or the Company.

     (f) Notwithstanding the preceding paragraphs of this Section 4, in the event that the Executive receives payments in the nature of compensation (whether or not pursuant to this Agreement) that are subject to the tax imposed under section 4999 of the Internal Revenue Code of 1986 or the corresponding provision of any succeeding law ("Parachute Tax"), then:

          (i) if, by reducing the payments and benefits provided for in this Agreement, the aggregate payments in the nature of compensation may be reduced to a level at which the Parachute Tax is imposed, such payments shall be reduced to the maximum amount which may be provided without resulting in the imposition of a Parachute Tax; and

          (ii) in all other cases, the payments and benefits provided hereunder shall not be affected.

The applicability of any reduction under Section 4(f)(i) and the amount and manner of such reduction shall be determined by a firm of independent certified public accountants selected by the Bank which shall, in determining the manner of any reduction, consult with and take into accounts the preferences of the Executive.

     (g) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing his duties hereunder by reason of temporary disability.

     (h) Any payments made to Executive pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12.U.S.C.
(S) 1818(k) and any regulations promulgated thereunder.

5.   CHANGE IN CONTROL

     (a) No benefit shall be payable under Section 4 unless there shall have been a Change in Control of the Bank or North Central Bancshares, Inc., an Iowa corporation of which the Bank is a subsidiary (the "Company"), as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Company shall mean:

          (i) approval by the stockholders of the Bank of a transaction that would result in the reorganization, merger or consolidation of the Bank with one or more other persons, other than a transaction following which:

               (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Bank; and

               (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Bank;

          (ii) the acquisition of all or substantially all of the assets of the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Bank entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Bank of any transaction which would result in such an acquisition; or

          (iii) a complete liquidation or dissolution of the Bank, or approval by the stockholders of the Bank of a plan for such liquidation or dissolution; or

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Bank do not belong to any of the following groups:

               (A) individuals who were members of the Board of the Bank on the date of this Agreement; or

               (B) individuals who first became members of the Board of the Bank after the date of this Agreement either:

                    (I) upon election to serve as a member of the Board of the
               Bank by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (II) upon election by the stockholders of the Bank to serve as a member of the Board of the Bank, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of the Bank, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the

          Bank;

          (v)  any event which would be described in Section 5(a)(i), (ii),
     (iii) or (iv) if the term "Company" were substituted for the term "Bank" therein.

          (b) In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Bank, the Company, or any affiliate or subsidiary of either of them, by the Bank, the Company or any affiliate or subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 5 the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.


6.   TERMINATION FOR CAUSE

     The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Bank. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options granted to Executive under any stock option plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 7 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.


7.   NOTICE

     (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination, which shall in no event be later than the date on which the Notice of Termination is personally delivered by the notifying party to the other party or five (5) days after the date on which such Notice of Termination is mailed by certified mail, return receipt requested, to the other party.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of Termination for Cause in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of an court of competent jurisdiction (the time for appeal having expired and no appear having been perfected); provided however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement, provided such dispute is resolved within nine months after the Date of Termination specified in the Notice of Termination; notwithstanding the foregoing no compensation or benefits shall be paid to Executive in the event the Executive is Terminated for Cause. In the event that such Termination for Cause is found to have been wrongful or such dispute is otherwise decided in Executive's favor, the Executive shall be entitled to receive all compensation and benefits which accrued for up to a period of nine months after the Termination for Cause. If such dispute is not resolved within such nine-month period, the Bank shall not be obligated, upon final resolution of such dispute, to pay Executive compensation and other payments accruing more than nine months from the Date of the Termination specified in the Notice of Termination. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

8.   POST-TERMINATION OBLIGATIONS

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 8 during the term of this Agreement and for 3 full years after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party; provided, however, that the Executive shall be reimbursed by the Bank for all of the reasonable costs which he incurs in complying with this Section 8(b).

9.   NON-COMPETITION

     (a) Executive agrees not to compete with the Bank and/or the Company during the term of his employment hereunder and for a period of one (1) year following his Date of Termination in any city, town or county in which the Bank, the Company, or a subsidiary of the Bank of the Company has an office or other physical location or has filed an application of regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Company, its business and property in the event of Executive's breach of this Subsection 9(a) agree that in the event of any such breach by Executive, the Bank and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Nothing herein will be construed as prohibiting the Bank and/or the Company from pursuing any other remedies available to the Bank and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank, and Executive may disclose any information regarding the Bank or the Company which is otherwise publicly available. In the event of a breach or threatened breach by the Executive of the Provisions of this Section 9, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


10.  SOURCE OF PAYMENTS

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank.

11.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits that those available to him without reference to this Agreement.


12.  NO ATTACHMENT

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


13.  MODIFICATION AND WAIVER

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such wavier or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


14.  REQUIRED PROVISIONS

     (a) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right (if applicable) to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 6 herein above.

     (b) If the Executive is suspended from office and/or temporarily prohibited rom participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) (12 U.S.C. (S)(S) 1818(e)(3)) or 8(g) (12 U.S.C. (S) 1818(g)) of
the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e) (12 U.S.C. (S)(S) 1818(e)) or 8(g)(12 U.S.C. (S) 1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x) (12 U.S.C. (S) 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations of the Bank under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution, (i) by the Federal Deposit Insurance Corporation ("FDIC"), at the time FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) (12 U.S.C. (S) 1823(c)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989; or (ii) by the Office of Thrift Supervision ("OTS") at the time the OTS or its District Director approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the OTS or FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

15.  SEVERABILITY

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


16.  HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

17.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Iowa, but only to the extent not superseded by federal law.


18.  ARBITRATION

     Any dispute or controversy arising under or in connection with this Agreement may be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


19.  INDEMNIFICATION

     The Bank shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrator) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which me may be involved by reason of his having been a director or officer of the Bank (whether or not he continued to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (such settlements must be approved by the Board of Directors of the Bank). If such action, suit or proceeding is brought against Executive in his capacity as an officer or director of the Bank, however, such indemnification shall not extend to matters as to which Executive is finally adjudged to be liable for willful misconduct in the performance of his duties. No Indemnification shall be paid that would violate 12 U.S.C. 1828(k) or any regulations promulgated thereunder, or 12 C.F.R. 544.122.


20.  SUCCESSOR TO THE BANK

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and their seals to be affixed hereunto by its duly authorized officer, and the Executive has signed this Agreement, on the day and date first above written.


ATTEST:                            FIRST FEDERAL SAVINGS BANK OF IOWA



BY: /s/ Jean Lake                  BY:  /s/ David M. Bradley
   -----------------------              --------------------------------
   Jean Lake, Secretary                 David M. Bradley
                                        President and Chief Executive Officer


[SEAL]

WITNESS                                 EXECUTIVE



BY:  /s/ C. Thomas Chalstrom            BY:  /s/  Kirk A Yung

STATE OF IOWA            )
                            : ss.:
COUNTY OF WEBSTER        )

          On this 29th day of June, 1998, before me personally came
Kirk A. Yung, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 1534 11th Avenue North, Fort Dodge, Iowa 50501, and that he signed his name to the foregoing instrument.



                                        /s/  C. Thomas Chalstrom
                                      --------------------------
                                                Notary Public



STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 29th day of June, 1998, before me personally came David M. Bradley, to me known, who, being by me duly sworn, did depose and say that he resides at 2905 12th Avenue North, Fort Dodge, Iowa, 50501, that he is the President and Chief Executive Officer of First Federal Savings Bank of Iowa, the savings bank described in and which executed the foregoing instrument; that he knows the seal of said savings bank; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said savings bank; and that he signed his name thereto by like order.


                                        /s/  C. Thomas Chalstrom
                                      --------------------------
                                                 Notary Public

                      FIRST FEDERAL SAVINGS BANK OF IOWA
               AMENDED AND RESTATED EMPLOYEE RETENTION AGREEMENT


     This Agreement is made effective as of March 20, 1998 by and between First Federal Savings Bank of Iowa, a federally chartered savings institution, with its principal administrative office at 825 Central Avenue, Fort Dodge, Iowa 50501 (the "Bank"), and C. Thomas Chalstrom (the "Executive").

     WHEREAS, the Bank and the Executive are parties to an Employee Retention Agreement made and entered into as of the 20th day of March, 1996 ("Prior Agreement"); and

     WHEREAS, the Bank and the Executive desire to amend and restate the Prior Agreement in its entirety as set forth herein; and

     WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Bank on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


21.  POSITION AND RESPONSIBILITIES

     During the period of his employment hereunder, Executive agrees to serve as Executive Vice President of the Bank. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Bank.


22.  TERMS AND DUTIES

     (a) The period of Executive's employment under this Agreement shall begin as of the date first above written and shall continue for a period of thirty-six
(36) full calendar months thereafter. Prior to each anniversary date of this Agreement, the members of the Board of Directors of the Bank ("Board") will conduct a comprehensive performance evaluation and review of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. If the Board determines to extend the Agreement and the Executive agrees to such extension, the Executive's period of employment shall be extended for an additional year such that the remaining term shall be three (3) years from the upcoming anniversary date. If the Board does not determine to extend the Agreement or if the Executive does not agree to a proposed extension, the Agreement shall expire at the end of the term then in effect.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Bank; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially adversely affect the performance of Executive's duties pursuant to this Agreement.


23.  COMPENSATION AND REIMBURSEMENT

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in section 2(b). The Bank shall pay Executive as compensation a salary at an annualized rate of not less than SEVENTY THOUSAND DOLLARS ($70,000) per year ("Base Salary"). Such Base Salary shall be payable monthly, on the first day of each month, or in accordance with the Bank's customary payroll practices in effect from time to time for other similarly situated employees. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Bank shall provide Executive with all such other benefits as are provided uniformly to full-time employees of the Bank, subject to and upon the same terms and conditions generally applicable to full-time employees.

     (b) The Bank will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit form immediately prior to the beginning of the term of this Agreement. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.


24.  PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

     The provisions of this Section shall in all respects be subject to the terms and conditions stated in Sections 7 and 14.

     (a) The provisions of this Section shall apply upon the occurrence of an Event of Termination (as herein defined) during any portion of the Executive's term of employment under this Agreement that follows a Change in Control. As used in this Agreement, an "Event of Termination" shall mean and include any termination by the Bank of Executive's full-time employment hereunder for any reason other than a Termination for Cause as defined in Section 6 hereof and any termination of employment by the Executive within sixty (60) days following any material reduction in his compensation and benefits from the levels in effect immediately prior to the Change in Control or any material adverse change in the Executive's position, duties, authority or terms and conditions of employment from those in effect immediately prior to the Change in Control. In the event of a continuing breach of this Agreement by the Bank, the Executive shall not waive any of his rights under this Agreement by virtue of the fact that the Executive is engaged in good faith discussions to resolve such breach.

     (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 7, the Bank shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of the payments due for the remaining term of the Agreement or 3 times the average of aggregate of the Executive's Base Salary plus bonus and other cash compensation paid to, plus the amount of all determinable contributions made to or under any employee benefit plan on behalf of, the Executive by the Bank during the period of five (5) years ending on the Date of Termination; provided, however, that if the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Bank is in capital compliance.

     (c) Upon the occurrence of an Event of Termination, the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive prior to his termination, provided that such benefits shall not be provided in the event they should constitute an unsafe or unsound banking practice relating to executive compensation and employment contracts pursuant to 12 C.F.R. (S)(S) 563.39 and 563.161, as is now or hereafter in effect. Such coverage shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination.

     (d) Upon the occurrence of an Event of Termination, Executive will be entitled to any benefits granted to him pursuant to any stock option plan of the Bank or Company.

     (e) Upon the occurrence of an Event of Termination, the Executive will be entitled to any benefits awarded to him under any restricted stock plan of the Bank or the Company.

     (f) Notwithstanding the preceding paragraphs of this Section 4, in the event that the Executive receives payments in the nature of compensation (whether or not pursuant to this Agreement) that are subject to the tax imposed under section 4999 of the Internal Revenue Code of 1986 or the corresponding provision of any succeeding law ("Parachute Tax"), then:

          (i) if, by reducing the payments and benefits provided for in this Agreement, the aggregate payments in the nature of compensation may be reduced to a level at which the Parachute Tax is imposed, such payments shall be reduced to the maximum amount which may be provided without resulting in the imposition of a Parachute Tax; and

          (ii) in all other cases, the payments and benefits provided hereunder shall not be affected.

The applicability of any reduction under Section 4(f)(i) and the amount and manner of such reduction shall be determined by a firm of independent certified public accountants selected by the Bank which shall, in determining the manner of any reduction, consult with and take into accounts the preferences of the Executive.

     (g) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing his duties hereunder by reason of temporary disability.

     (h) Any payments made to Executive pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12.U.S.C.
(S) 1818(k) and any regulations promulgated thereunder.

25.  CHANGE IN CONTROL

     (a) No benefit shall be payable under Section 4 unless there shall have been a Change in Control of the Bank or North Central Bancshares, Inc., an Iowa corporation of which the Bank is a subsidiary (the "Company"), as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Company shall mean:

          (i) approval by the stockholders of the Bank of a transaction that would result in the reorganization, merger or consolidation of the Bank with one or more other persons, other than a transaction following which:

                (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Bank; and

                (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Bank;

          (ii) the acquisition of all or substantially all of the assets of the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Bank entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Bank of any transaction which would result in such an acquisition; or

          (iii) a complete liquidation or dissolution of the Bank, or approval by the stockholders of the Bank of a plan for such liquidation or dissolution; or

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Bank do not belong to any of the following groups:

                (A) individuals who were members of the Board of the Bank on the date of this Agreement; or

                (B) individuals who first became members of the Board of the Bank after the date of this Agreement either:

                     (I) upon election to serve as a member of the Board of the Bank by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                     (II) upon election by the stockholders of the Bank to serve as a member of the Board of the Bank, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of the Bank, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Bank;

          (v)  any event which would be described in Section 5(a)(i), (ii),
     (iii) or (iv) if the term "Company" were substituted for the term "Bank" therein.

          (b) In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Bank, the Company, or any affiliate or subsidiary of either of them, by the Bank, the Company or any affiliate or subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 5 the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.


26.  TERMINATION FOR CAUSE

     The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Bank. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options granted to Executive under any stock option plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 7 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

27.  NOTICE

     (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination, which shall in no event be later than the date on which the Notice of Termination is personally delivered by the notifying party to the other party or five (5) days after the date on which such Notice of Termination is mailed by certified mail, return receipt requested, to the other party.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of Termination for Cause in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of an court of competent jurisdiction (the time for appeal having expired and no appear having been perfected); provided however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement, provided such dispute is resolved within nine months after the Date of Termination specified in the Notice of Termination; notwithstanding the foregoing no compensation or benefits shall be paid to Executive in the event the Executive is Terminated for Cause. In the event that such Termination for Cause is found to have been wrongful or such dispute is otherwise decided in Executive's favor, the Executive shall be entitled to receive all compensation and benefits which accrued for up to a period of nine months after the Termination for Cause. If such dispute is not resolved within such nine-month period, the Bank shall not be obligated, upon final resolution of such dispute, to pay Executive compensation and other payments accruing more than nine months from the Date of the Termination specified in the Notice of Termination. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.


28.  POST-TERMINATION OBLIGATIONS

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 8 during the term of this Agreement and for 3 full years after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party; provided, however, that the Executive shall be reimbursed by the Bank for all of the reasonable costs which he incurs in complying with this Section 8(b).

29.  NON-COMPETITION

     (a) Executive agrees not to compete with the Bank and/or the Company during the term of his employment hereunder and for a period of one (1) year following his Date of Termination in any city, town or county in which the Bank, the Company, or a subsidiary of the Bank of the Company has an office or other physical location or has filed an application of regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Company, its business and property in the event of Executive's breach of this Subsection 9(a) agree that in the event of any such breach by Executive, the Bank and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Nothing herein will be construed as prohibiting the Bank and/or the Company from pursuing any other remedies available to the Bank and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank, and Executive may disclose any information regarding the Bank or the Company which is otherwise publicly available. In the event of a breach or threatened breach by the Executive of the Provisions of this Section 9, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


30.  SOURCE OF PAYMENTS

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank.


31.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the

Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits that those available to him without reference to this Agreement.

32.  NO ATTACHMENT

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


33.  MODIFICATION AND WAIVER

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such wavier or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


34.  REQUIRED PROVISIONS

     (a) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right (if applicable) to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 6 herein above.

     (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. (S)(S) 1818(e)(3)) or 8(g) (12 U.S.C.
(S) 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e) (12 U.S.C. (S)(S) 1818(e)) or 8(g)(12 U.S.C. (S) 1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x) (12 U.S.C. (S) 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations of the Bank under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution, (i) by the Federal Deposit Insurance Corporation ("FDIC"), at the time FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) (12 U.S.C. (S) 1823(c)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989; or (ii) by the Office of Thrift Supervision ("OTS") at the time the OTS or its District Director approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the OTS or FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

35.  SEVERABILITY

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


36.  HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


37.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Iowa, but only to the extent not superseded by federal law.

38.  ARBITRATION

     Any dispute or controversy arising under or in connection with this Agreement may be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


39.  INDEMNIFICATION

     The Bank shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrator) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which me may be involved by reason of his having been a director or officer of the Bank (whether or not he continued to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (such settlements must be approved by the Board of Directors of the Bank). If such action, suit or proceeding is brought against Executive in his capacity as an officer or director of the Bank, however, such indemnification shall not extend to matters as to which Executive is finally adjudged to be liable for willful misconduct in the performance of his duties. No Indemnification shall be paid that would violate 12 U.S.C. 1828(k) or any regulations promulgated thereunder, or 12 C.F.R. 544.122.


40.  SUCCESSOR TO THE BANK

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and their seals to be affixed hereunto by its duly authorized officer, and the Executive has signed this Agreement, on the day and date first above written.


ATTEST:                            FIRST FEDERAL SAVINGS BANK OF IOWA



BY: /s/  Jean Lake                BY: /s/ David M. Bradley
    ----------------------            -----------------------------------
    Jean Lake, Secretary              David M. Bradley
                                      President and Chief Executive Officer


[SEAL]

                                      EXECUTIVE
WITNESS

BY: /s/  Kirk A. Yung                 BY: /s/ C. Thomas Chalstrom

                                          C. Thomas Chalstrom

STATE OF IOWA       )
                       : ss.:
COUNTY OF WEBSTER   )

          On this 29th day of June, 1998, before me personally came C. Thomas Chalstrom, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 1817 3rd Avenue North, Fort Dodge, Iowa 50501, and that he signed his name to the foregoing instrument.



                                        /s/ Linda K. Dyer
                                       ------------------
                                            Notary Public



STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 29th day of June, 1998, before me personally came David M. Bradley, to me known, who, being by me duly sworn, did depose and say that he resides at 2905 12th Avenue North, Fort Dodge, Iowa, 50501, that he is the President and Chief Executive Officer of First Federal Savings Bank of Iowa, the savings bank described in and which executed the foregoing instrument; that he knows the seal of said savings bank; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said savings bank; and that he signed his name thereto by like order.



                                        /s/ Linda K. Dyer
                                       ------------------
                                            Notary Public

                       FIRST FEDERAL SAVINGS BANK OF IOWA
               AMENDED AND RESTATED EMPLOYEE RETENTION AGREEMENT


     This Agreement is made effective as of March 20, 1998 by and between First Federal Savings Bank of Iowa, a federally chartered savings institution, with its principal administrative office at 825 Central Avenue, Fort Dodge, Iowa 50501 (the "Bank"), and John L. Pierschbacher (the "Executive").

     WHEREAS, the Bank and the Executive are parties to an Employee Retention Agreement made and entered into as of the 20th day of March, 1996 ("Prior Agreement"); and

     WHEREAS, the Bank and the Executive desire to amend and restate the Prior Agreement in its entirety as set forth herein; and

     WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Bank on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


41.  POSITION AND RESPONSIBILITIES

     During the period of his employment hereunder, Executive agrees to serve as Treasurer of the Bank. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Bank.


42.  TERMS AND DUTIES

     (a) The period of Executive's employment under this Agreement shall begin as of the date first above written and shall continue for a period of thirty-six
(36) full calendar months thereafter. Prior to each anniversary date of this Agreement, the members of the Board of Directors of the Bank ("Board") will conduct a comprehensive performance evaluation and review of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. If the Board determines to extend the Agreement and the Executive agrees to such extension, the Executive's period of employment shall be extended for an additional year such that the remaining term shall be three (3) years from the upcoming anniversary date. If the Board does not determine to extend the Agreement or if the Executive does not agree to a proposed extension, the Agreement shall expire at the end of the term then in effect.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Bank; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially adversely affect the performance of Executive's duties pursuant to this Agreement.


43.  COMPENSATION AND REIMBURSEMENT

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in section 2(b). The Bank shall pay Executive as compensation a salary at an annualized rate of not less than SEVENTY-SEVEN THOUSAND FIVE HUNDRED DOLLARS ($77,500) per year ("Base Salary"). Such Base Salary shall be payable monthly, on the first day of each month, or in accordance with the Bank's customary payroll practices in effect from time to time for other similarly situated employees. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Bank shall provide Executive with all such other benefits as are provided uniformly to full-time employees of the Bank, subject to and upon the same terms and conditions generally applicable to full-time employees.

     (b) The Bank will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit form immediately prior to the beginning of the term of this Agreement. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.


44.  PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

     The provisions of this Section shall in all respects be subject to the terms and conditions stated in Sections 7 and 14.

     (a) The provisions of this Section shall apply upon the occurrence of an Event of Termination (as herein defined) during any portion of the Executive's term of employment under this Agreement that follows a Change in Control. As used in this Agreement, an "Event of Termination" shall mean and include any termination by the Bank of Executive's full-time employment hereunder for any reason other than a Termination for Cause as defined in Section 6 hereof and any termination of employment by the Executive within sixty (60) days following any material reduction in his compensation and benefits from the levels in effect immediately prior to the Change in Control or any material adverse change in the Executive's position, duties, authority or terms and conditions of employment from those in effect immediately prior to the Change in Control. In the event of a continuing breach of this Agreement by the Bank, the Executive shall not waive any of his rights under this Agreement by virtue of the fact that the Executive is engaged in good faith discussions to resolve such breach.

     (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 7, the Bank shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of the payments due for the remaining term of the Agreement or 3 times the average of aggregate of the Executive's Base Salary plus bonus and other cash compensation paid to, plus the amount of all determinable contributions made to or under any employee benefit plan on behalf of, the Executive by the Bank during the period of five (5) years ending on the Date of Termination; provided, however, that if the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Bank is in capital compliance.

     (c) Upon the occurrence of an Event of Termination, the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive prior to his termination, provided that such benefits shall not be provided in the event they should constitute an unsafe or unsound banking practice relating to executive compensation and employment contracts pursuant to 12 C.F.R. (S)(S) 563.39 and 563.161, as is now or hereafter in effect. Such coverage shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination.

     (d) Upon the occurrence of an Event of Termination, Executive will be entitled to any benefits granted to him pursuant to any stock option plan of the Bank or Company.

     (e) Upon the occurrence of an Event of Termination, the Executive will be entitled to any benefits awarded to him under any restricted stock plan of the Bank or the Company.

     (f) Notwithstanding the preceding paragraphs of this Section 4, in the event that the Executive receives payments in the nature of compensation (whether or not pursuant to this Agreement) that are subject to the tax imposed under section 4999 of the Internal Revenue Code of 1986 or the corresponding provision of any succeeding law ("Parachute Tax"), then:

          (i) if, by reducing the payments and benefits provided for in this Agreement, the aggregate payments in the nature of compensation may be reduced to a level at which the Parachute Tax is imposed, such payments shall be reduced to the maximum amount which may be provided without resulting in the imposition of a Parachute Tax; and

          (ii) in all other cases, the payments and benefits provided hereunder shall not be affected.

The applicability of any reduction under Section 4(f)(i) and the amount and manner of such reduction shall be determined by a firm of independent certified public accountants selected by the Bank which shall, in determining the manner of any reduction, consult with and take into accounts the preferences of the Executive.

     (g) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing his duties hereunder by reason of temporary disability.

     (h) Any payments made to Executive pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12.U.S.C. (S) 1818(k) and any regulations promulgated thereunder.


45.  CHANGE IN CONTROL

     (a) No benefit shall be payable under Section 4 unless there shall have been a Change in Control of the Bank or North Central Bancshares, Inc., an Iowa corporation of which the Bank is a subsidiary (the "Company"), as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Company shall mean:

          (i) approval by the stockholders of the Bank of a transaction that would result in the reorganization, merger or consolidation of the Bank with one or more other persons, other than a transaction following which:

               (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Bank; and

               (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
          Act) at least 51% of the securities entitled to vote generally in the election of directors of the Bank;

          (ii) the acquisition of all or substantially all of the assets of the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Bank entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Bank of any transaction which would result in such an acquisition; or

          (iii) a complete liquidation or dissolution of the Bank, or approval by the stockholders of the Bank of a plan for such liquidation or dissolution; or

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Bank do not belong to any of the following groups:

               (A) individuals who were members of the Board of the Bank on the date of this Agreement; or

               (B) individuals who first became members of the Board of the Bank after the date of this Agreement either:

                    (I) upon election to serve as a member of the Board of the
               Bank by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (II) upon election by the stockholders of the Bank to serve as a member of the Board of the Bank, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of the Bank, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Bank;

          (v)  any event which would be described in Section 5(a)(i), (ii),
     (iii) or (iv) if the term "Company" were substituted for the term "Bank" therein.

          (b) In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Bank, the Company, or any affiliate or subsidiary of either of them, by the Bank, the Company or any affiliate or subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 5 the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.


46.  TERMINATION FOR CAUSE

     The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Bank. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options granted to Executive under any stock option plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 7 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

47.  NOTICE

     (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination, which shall in no event be later than the date on which the Notice of Termination is personally delivered by the notifying party to the other party or five (5) days after the date on which such Notice of Termination is mailed by certified mail, return receipt requested, to the other party.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of Termination for Cause in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of an court of competent jurisdiction (the time for appeal having expired and no appear having been perfected); provided however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement, provided such dispute is resolved within nine months after the Date of Termination specified in the Notice of Termination; notwithstanding the foregoing no compensation or benefits shall be paid to Executive in the event the Executive is Terminated for Cause. In the event that such Termination for Cause is found to have been wrongful or such dispute is otherwise decided in Executive's favor, the Executive shall be entitled to receive all compensation and benefits which accrued for up to a period of nine months after the Termination for Cause. If such dispute is not resolved within such nine-month period, the Bank shall not be obligated, upon final resolution of such dispute, to pay Executive compensation and other payments accruing more than nine months from the Date of the Termination specified in the Notice of Termination. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

48.  POST-TERMINATION OBLIGATIONS

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 8 during the term of this Agreement and for 3 full years after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party; provided, however, that the Executive shall be reimbursed by the Bank for all of the reasonable costs which he incurs in complying with this Section 8(b).


49.  NON-COMPETITION

     (a) Executive agrees not to compete with the Bank and/or the Company during the term of his employment hereunder and for a period of one (1) year following his Date of Termination in any city, town or county in which the Bank, the Company, or a subsidiary of the Bank of the Company has an office or other physical location or has filed an application of regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Company, its business and property in the event of Executive's breach of this Subsection 9(a) agree that in the event of any such breach by Executive, the Bank and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Nothing herein will be construed as prohibiting the Bank and/or the Company from pursuing any other remedies available to the Bank and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank, and Executive may disclose any information regarding the Bank or the Company which is otherwise publicly available. In the event of a breach or threatened breach by the Executive of the Provisions of this Section 9, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


50.  SOURCE OF PAYMENTS

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank.


51.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits that those available to him without reference to this Agreement.


52.  NO ATTACHMENT

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


53.  MODIFICATION AND WAIVER

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such wavier or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


54.  REQUIRED PROVISIONS

     (a) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right (if applicable) to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 6 herein above.

     (b) If the Executive is suspended from office and/or temporarily prohibited rom participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) (12 U.S.C. (S)(S) 1818(e)(3)) or 8(g) (12 U.S.C.
(S) 1818(g)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and
(ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e) (12 U.S.C. (S)(S) 1818(e)) or 8(g)(12 U.S.C. (S) 1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x) (12 U.S.C. (S) 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations of the Bank under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution, (i) by the Federal Deposit Insurance Corporation ("FDIC"), at the time FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) (12 U.S.C. (S) 1823(c)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989; or (ii) by the Office of Thrift Supervision ("OTS") at the time the OTS or its District Director approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the OTS or FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


55.  SEVERABILITY

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


56.  HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


57.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Iowa, but only to the extent not superseded by federal law.

58.  ARBITRATION

     Any dispute or controversy arising under or in connection with this Agreement may be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


59.  INDEMNIFICATION

     The Bank shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrator) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which me may be involved by reason of his having been a director or officer of the Bank (whether or not he continued to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (such settlements must be approved by the Board of Directors of the Bank). If such action, suit or proceeding is brought against Executive in his capacity as an officer or director of the Bank, however, such indemnification shall not extend to matters as to which Executive is finally adjudged to be liable for willful misconduct in the performance of his duties. No Indemnification shall be paid that would violate 12 U.S.C. 1828(k) or any regulations promulgated thereunder, or 12 C.F.R. 544.122.


60.  SUCCESSOR TO THE BANK

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                   SIGNATURES

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and their seals to be affixed hereunto by its duly authorized officer, and the Executive has signed this Agreement, on the day and date first above written.



ATTEST:                                     FIRST FEDERAL SAVINGS BANK OF IOWA



BY:  /s/  Jean Lake                         BY:  /s/  David M. Bradley

     Jean Lake, Secretary                        David M. Bradley
                                                 President and Chief
                                                   Executive Officer



[SEAL]


                                            EXECUTIVE

WITNESS


/s/  Kirk A. Yung                           BY:  /s/  John L. Pierschbacher

                                                 John L. Pierschbacher

STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 7th day of July, 1998, before me personally came John L. Pierschbacher, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 1151 Summit Avenue, Fort Dodge, Iowa 50501, and that he signed his name to the foregoing instrument.



                                        /s/  C. Thomas Chalstrom
                                      --------------------------
                                             Notary Public



STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 7th day of July, 1998, before me personally came David M. Bradley, to me known, who, being by me duly sworn, did depose and say that he resides at 2905 12th Avenue North, Fort Dodge, Iowa, 50501, that he is the President and Chief Executive Officer of First Federal Savings Bank of Iowa, the savings bank described in and which executed the foregoing instrument; that he knows the seal of said savings bank; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said savings bank; and that he signed his name thereto by like order.



                                        /s/ C. Thomas Chalstrom
                                      --------------------------
                                            Notary Public

                      FIRST FEDERAL SAVINGS BANK OF IOWA
               AMENDED AND RESTATED EMPLOYEE RETENTION AGREEMENT


     This Agreement is made effective as of March 20, 1998 by and between First Federal Savings Bank of Iowa, a federally chartered savings institution, with its principal administrative office at 825 Central Avenue, Fort Dodge, Iowa 50501 (the "Bank"), and Jean L. Lake (the "Executive").

     WHEREAS, the Bank and the Executive are parties to an Employee Retention Agreement made and entered into as of the 20th day of March, 1996 ("Prior Agreement"); and

     WHEREAS, the Bank and the Executive desire to amend and restate the Prior Agreement in its entirety as set forth herein; and

     WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, Executive is willing to serve in the employ of the Bank on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:


61.  POSITION AND RESPONSIBILITIES

     During the period of his employment hereunder, Executive agrees to serve as Secretary of the Bank. During said period, Executive also agrees to serve, if elected, as an officer and director of any subsidiary or affiliate of the Bank.


62.  TERMS AND DUTIES

     (a) The period of Executive's employment under this Agreement shall begin as of the date first above written and shall continue for a period of thirty-six
(36) full calendar months thereafter. Prior to each anniversary date of this Agreement, the members of the Board of Directors of the Bank ("Board") will conduct a comprehensive performance evaluation and review of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting. If the Board determines to extend the Agreement and the Executive agrees to such extension, the Executive's period of employment shall be extended for an additional year such that the remaining term shall be three (3) years from the upcoming anniversary date. If the Board does not determine to extend the Agreement or if the Executive does not agree to a proposed extension, the Agreement shall expire at the end of the term then in effect.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Bank; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Bank, or materially adversely affect the performance of Executive's duties pursuant to this Agreement.


63.  COMPENSATION AND REIMBURSEMENT

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in section 2(b). The Bank shall pay Executive as compensation a salary at an annualized rate of not less than FORTY THOUSAND DOLLARS ($40,000) per year ("Base Salary"). Such Base Salary shall be payable monthly, on the first day of each month, or in accordance with the Bank's customary payroll practices in effect from time to time for other similarly situated employees. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Bank shall provide Executive with all such other benefits as are provided uniformly to full-time employees of the Bank, subject to and upon the same terms and conditions generally applicable to full-time employees.

     (b) The Bank will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit form immediately prior to the beginning of the term of this Agreement. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plans, medical coverage or any other employee benefit plan or arrangement made available by the Bank in the future to its senior executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan of the Bank in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement.


64.  PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION

     The provisions of this Section shall in all respects be subject to the terms and conditions stated in Sections 7 and 14.

     (a) The provisions of this Section shall apply upon the occurrence of an Event of Termination (as herein defined) during any portion of the Executive's term of employment under this Agreement that follows a Change in Control. As used in this Agreement, an "Event of Termination" shall mean and include any termination by the Bank of Executive's full-time employment hereunder for any reason other than a Termination for Cause as defined in Section 6 hereof and any termination of employment by the Executive within sixty (60) days following any material reduction in his compensation and benefits from the levels in effect immediately prior to the Change in Control or any material adverse change in the Executive's position, duties, authority or terms and conditions of employment from those in effect immediately prior to the Change in Control. In the event of a continuing breach of this Agreement by the Bank, the Executive shall not waive any of his rights under this Agreement by virtue of the fact that the Executive is engaged in good faith discussions to resolve such breach.

     (b) Upon the occurrence of an Event of Termination, on the Date of Termination, as defined in Section 7, the Bank shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the greater of the payments due for the remaining term of the Agreement or 3 times the average of aggregate of the Executive's Base Salary plus bonus and other cash compensation paid to, plus the amount of all determinable contributions made to or under any employee benefit plan on behalf of, the Executive by the Bank during the period of five (5) years ending on the Date of Termination; provided, however, that if the Bank is not in compliance with its minimum capital requirements or if such payments would cause the Bank's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Bank is in capital compliance.

     (c) Upon the occurrence of an Event of Termination, the Bank will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Bank for Executive prior to his termination, provided that such benefits shall not be provided in the event they should constitute an unsafe or unsound banking practice relating to executive compensation and employment contracts pursuant to 12 C.F.R. (S)(S) 563.39 and 563.161, as is now or hereafter in effect. Such coverage shall cease upon the expiration of thirty-six (36) full calendar months following the Date of Termination.

     (d) Upon the occurrence of an Event of Termination, Executive will be entitled to any benefits granted to him pursuant to any stock option plan of the Bank or Company.

     (e) Upon the occurrence of an Event of Termination, the Executive will be entitled to any benefits awarded to him under any restricted stock plan of the Bank or the Company.

     (f) Notwithstanding the preceding paragraphs of this Section 4, in the event that the Executive receives payments in the nature of compensation (whether or not pursuant to this Agreement) that are subject to the tax imposed under section 4999 of the Internal Revenue Code of 1986 or the corresponding provision of any succeeding law ("Parachute Tax"), then:

          (i) if, by reducing the payments and benefits provided for in this Agreement, the aggregate payments in the nature of compensation may be reduced to a level at which the Parachute Tax is imposed, such payments shall be reduced to the maximum amount which may be provided without resulting in the imposition of a Parachute Tax; and

          (ii) in all other cases, the payments and benefits provided hereunder shall not be affected.

The applicability of any reduction under Section 4(f)(i) and the amount and manner of such reduction shall be determined by a firm of independent certified public accountants selected by the Bank which shall, in determining the manner of any reduction, consult with and take into accounts the preferences of the Executive.

     (g) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period which Executive is incapable of performing his duties hereunder by reason of temporary disability.

     (h) Any payments made to Executive pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with 12.U.S.C.
(S) 1818(k) and any regulations promulgated thereunder.

65.  CHANGE IN CONTROL

     (a) No benefit shall be payable under Section 4 unless there shall have been a Change in Control of the Bank or North Central Bancshares, Inc., an Iowa corporation of which the Bank is a subsidiary (the "Company"), as set forth below. For purposes of this Agreement, a "Change in Control" of the Bank or Company shall mean:

          (i) approval by the stockholders of the Bank of a transaction that would result in the reorganization, merger or consolidation of the Bank with one or more other persons, other than a transaction following which:

                (A) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Bank; and

               (B) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
          Act) at least 51% of the securities entitled to vote generally in the election of directors of the Bank;

          (ii) the acquisition of all or substantially all of the assets of the Bank or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of the Bank entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of the Bank of any transaction which would result in such an acquisition; or

          (iii) a complete liquidation or dissolution of the Bank, or approval by the stockholders of the Bank of a plan for such liquidation or dissolution; or

          (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Bank do not belong to any of the following groups:

                (A) individuals who were members of the Board of the Bank on the date of this Agreement; or

                (B) individuals who first became members of the Board of the Bank after the date of this Agreement either:

                    (I) upon election to serve as a member of the Board of the Bank by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or


                    (II) upon election by the stockholders of the Bank to serve as a member of the Board of the Bank, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of the Bank, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of the Bank;

          (v)   any event which would be described in Section 5(a)(i), (ii),
     (iii) or (iv) if the term "Company" were substituted for the term "Bank" therein.

          (b) In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Bank, the Company, or any affiliate or subsidiary of either of them, by the Bank, the Company or any affiliate or subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 5 the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.


66.  TERMINATION FOR CAUSE

     The term "Termination for Cause" shall mean termination because of the Executive's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Executive shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Bank. Notwithstanding the foregoing, Executive shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the board, Executive was guilty of conduct justifying Termination for Cause and specifying the particulars thereof in detail. The Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause. Any stock options granted to Executive under any stock option plan of the Bank, the Company or any subsidiary thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 7 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.


67.  NOTICE

     (a) Any purported termination by the Bank or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean the date specified in the Notice of Termination, which shall in no event be later than the date on which the Notice of Termination is personally delivered by the notifying party to the other party or five (5) days after the date on which such Notice of Termination is mailed by certified mail, return receipt requested, to the other party.

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of Termination for Cause in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of an court of competent jurisdiction (the time for appeal having expired and no appear having been perfected); provided however, that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Bank will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue Executive as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement, provided such dispute is resolved within nine months after the Date of Termination specified in the Notice of Termination; notwithstanding the foregoing no compensation or benefits shall be paid to Executive in the event the Executive is Terminated for Cause. In the event that such Termination for Cause is found to have been wrongful or such dispute is otherwise decided in Executive's favor, the Executive shall be entitled to receive all compensation and benefits which accrued for up to a period of nine months after the Termination for Cause. If such dispute is not resolved within such nine-month period, the Bank shall not be obligated, upon final resolution of such dispute, to pay Executive compensation and other payments accruing more than nine months from the Date of the Termination specified in the Notice of Termination.
Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.


68.  POST-TERMINATION OBLIGATIONS

     (a) All payments and benefits to Executive under this Agreement shall be subject to Executive's compliance with paragraph (b) of this Section 8 during the term of this Agreement and for 3 full years after the expiration or termination hereof.

     (b) Executive shall, upon reasonable notice, furnish such information and assistance to the Bank as may reasonably be required by the Bank in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party; provided, however, that the Executive shall be reimbursed by the Bank for all of the reasonable costs which he incurs in complying with this Section 8(b).

69.  NON-COMPETITION

     (a) Executive agrees not to compete with the Bank and/or the Company during the term of his employment hereunder and for a period of one (1) year following his Date of Termination in any city, town or county in which the Bank, the Company, or a subsidiary of the Bank of the Company has an office or other physical location or has filed an application of regulatory approval to establish an office, determined as of the effective date of such termination, except as agreed to pursuant to a resolution duly adopted by the Board. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Bank and/or the Company, its business and property in the event of Executive's breach of this Subsection 9(a) agree that in the event of any such breach by Executive, the Bank and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Nothing herein will be construed as prohibiting the Bank and/or the Company from pursuing any other remedies available to the Bank and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Bank and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Bank. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Bank, and Executive may disclose any information regarding the Bank or the Company which is otherwise publicly available. In the event of a breach or threatened breach by the Executive of the Provisions of this Section 9, the Bank will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Bank or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Bank from pursuing any other remedies available to the Bank for such breach or threatened breach, including the recovery of damages from Executive.


70.  SOURCE OF PAYMENTS

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank.

71.  EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits that those available to him without reference to this Agreement.


72.  NO ATTACHMENT

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive and the Bank and their respective successors and assigns.


73.  MODIFICATION AND WAIVER

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such wavier or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


74.  REQUIRED PROVISIONS

     (a) The Bank may terminate the Executive's employment at any time, but any termination by the Bank, other than Termination for Cause, shall not prejudice Executive's right (if applicable) to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 6 herein above.

     (b) If the Executive is suspended from office and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under
Section 8(e)(3) (12 U.S.C. (S)(S) 1818(e)(3)) or 8(g) (12 U.S.C. (S) 1818(g)) of
the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Bank's obligations under this contract shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while their contract obligations were suspended and (ii) reinstate (in whole or in part) any of the obligations which were suspended.

     (c) If the Executive is removed and/or permanently prohibited from participating in the conduct of the Bank's affairs by an order issued under
Section 8(e) (12 U.S.C. (S)(S) 1818(e)) or 8(g)(12 U.S.C. (S) 1818(g)) of the
Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Bank is in default as defined in Section 3(x) (12 U.S.C. (S) 1813(x)(1)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, all obligations of the Bank under this contract shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the contracting parties.

     (e) All obligations of the Bank under this contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the institution, (i) by the Federal Deposit Insurance Corporation ("FDIC"), at the time FDIC enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in
Section 13(c) (12 U.S.C. (S) 1823(c)) of the Federal Deposit Insurance Act, as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989; or (ii) by the Office of Thrift Supervision ("OTS") at the time the OTS or its District Director approves a supervisory merger to resolve problems related to the operations of the Bank or when the Bank is determined by the OTS or FDIC to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.


75.  SEVERABILITY

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


76.  HEADINGS FOR REFERENCE ONLY

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


77.  GOVERNING LAW

     This Agreement shall be governed by the laws of the State of Iowa, but only to the extent not superseded by federal law.


78.  ARBITRATION

     Any dispute or controversy arising under or in connection with this Agreement may be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.


79.  INDEMNIFICATION

     The Bank shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrator) to the fullest extent permitted under federal law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which me may be involved by reason of his having been a director or officer of the Bank (whether or not he continued to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgments, court costs and attorneys' fees and the cost of reasonable settlements (such settlements must be approved by the Board of Directors of the Bank). If such action, suit or proceeding is brought against Executive in his capacity as an officer or director of the Bank, however, such indemnification shall not extend to matters as to which Executive is finally adjudged to be liable for willful misconduct in the performance of his duties. No Indemnification shall be paid that would violate 12 U.S.C. 1828(k) or any regulations promulgated thereunder, or 12 C.F.R. 544.122.


80.  SUCCESSOR TO THE BANK

     The Bank shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Bank or the Company, expressly and unconditionally to assume and agree to perform the Bank's obligations under this Agreement, in the same manner and the same extent that the Bank would be required to perform if no such succession or assignment had taken place.

                                  SIGNATURES

     IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed and their seals to be affixed hereunto by its duly authorized officer, and the Executive has signed this Agreement, on the day and date first above written.


ATTEST:                           FIRST FEDERAL SAVINGS BANK OF IOWA



BY: /s/ Jean Lake                 BY: /s/ David M. Bradley
    --------------------------        -------------------------------
    Jean Lake, Secretary              David M. Bradley
                                      President and Chief Executive Officer


[SEAL]

                                      EXECUTIVE
WITNESS


BY: /s/ Kirk A. Yung              BY:  /s/ Jean L. Lake
    ----------------                   ----------------
    Kirk A. Yung                       Jean L. Lake

STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 29th day of June, 1998, before me personally came Jean L. Lake, to me known, and known to me to be the individual described in the foregoing instrument, who, being by me duly sworn, did depose and say that he resides at 1227 North 24th Place, Fort Dodge, Iowa 50501, and that he signed his name to the foregoing instrument.



                                        /s/ C. Thomas Chalstrom
                                        ------------------------
                                            Notary Public



STATE OF IOWA       )
                         : ss.:
COUNTY OF WEBSTER   )

          On this 29th day of June, 1998, before me personally came David M. Bradley, to me known, who, being by me duly sworn, did depose and say that he resides at 2905 12th Avenue North, Fort Dodge, Iowa, 50501, that he is the President and Chief Executive Officer of First Federal Savings Bank of Iowa, the savings bank described in and which executed the foregoing instrument; that he knows the seal of said savings bank; that the seal affixed to said instrument is such seal; that it was so affixed by order of the Board of Directors of said savings bank; and that he signed his name thereto by like order.



                                          /s/ C. Thomas Chalstrom
                                          -----------------------
                                              Notary Public